                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.   20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 22, 1997


                               BRT REALTY TRUST
             (Exact name of registrant as specified in charter)




     Massachusetts              I-7172                          13-2755856
(State or other          (Commission file No.)                (IRS Employer
 jurisdiction of                                               I.D. No.)
 incorporation)


60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
(Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code     516-466-3100

Item 2. - Acquisition or Disposition of Assets.


     On August 22, 1997 (adjourned closing date), in an ordinary course of business transaction, registrant and a wholly-owned subsidiary of registrant,(collectively "Registrant") sold their general and limited partnership interests in the limited partnership which owns fee title to parcels of land and 88 residential condominium units, together with the improvements thereon, located at 2nd and South Streets, in Philadelphia, Pennsylvania. The property, known as Abbotts Square, is a mixed use property. A description of the property is contained in Registrant's Form 10-K for the fiscal year ended September 30, 1996 and such description is incorporated herein by reference. The sale by Registrant of its partnership interests had the effect of conveying Registrant's interest in the property (commercial space, garage and 88 residential condominium units)to the purchaser. As part of the transaction, Registrant assigned to purchaser an unsecured note, having a principal balance of $6,008,448 (plus accrued and unpaid interest).

     The partnership interests and note were sold by Registrant to the Lubert Adler Real Estate Opportunity Fund L.P., an entity unaffiliated with the Registrant or with any trustee or officer of Registrant, at a price of $12,500,000. The purchase price was negotiated at arms-length.

     Registrant applied $9,648,300 of the purchase price to repay in full a first mortgage secured by its interest in the Abbotts Square property.

     The Registrant will recognize a gain of approximately $175,000 on the disposition of its interest in this property.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

  (a) and (b) - any required financial information will be filed by amendment.

  (c) Agreement dated as of May 30, 1997 between TRB Abbotts Corp., BRT Realty Trust and purchaser.

                                Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BRT REALTY TRUST

                                    By:(s)
                                        -------------------------------
                                    Simeon Brinberg,
                                    Senior Vice President,
                                    Secretary





Date:  November 28, 1997




                            CONTRACT OF SALE

                            TRB ABBOTTS CORP.

                                 - TRB -


                           BRT REALTY TRUST

                                 - BRT -

                                  and

            LUBERT ADLER REAL ESTATE OPPORTUNITY FUND, L.P.

                              - Purchaser -


                           as of May 30, 1997





                                                         Partnership Interests
                                                         Stobba Associates

                                  TABLE OF CONTENTS


1.       Purchase Price .............................................

2.       Escrow ......................................................

3.       Sale is "As Is" .............................................

4.       Leases ......................................................

5.       Title .......................................................

6.       Effect of the Closing . ......................................

7.       Inspections..................................................

8.       Financing...................................................

9.       Authorization of Purchaser, TRB and BRT.......................

10.      Included Property ...........................................

11.      Closing Costs ...............................................

12.      Closing Date ................................................

13.      Closing Documents ...........................................

14.      Preclosing Obligations of TRB ..............................

15.      Condemnation ................................................

16.      Casualty ....................................................

17.      Assignment ..................................................

18.      Brokers .....................................................

19.      Management/Control...........................................

20.      Miscellaneous................................................

                              CONTRACT OF SALE

     This CONTRACT OF SALE (this "Contract") is made and entered into as of the 30th day of May, 1997 by and between TRB Abbotts Corp., a Pennsylvania corporation having an office at Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 ("TRB"), BRT Realty Trust, a Massachusetts business trust having an office at Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 ("BRT") and Lubert Adler Real Estate Opportunity Fund, L.P., a Delaware limited partnership or its permitted assignee having an office at 101 West Main Street, Moorestown, New Jersey 08057 ("Purchaser").

                             W I T N E S S E T H :

     WHEREAS, TRB is the owner of a 1% general partnership interest and BRT is the owner of a 49% limited partnership interest (collectively, the "Partnership Interests") in Stobba Associates, a Pennsylvania limited partnership ("Stobba");

     WHEREAS, BRT is the owner of an unsecured loan (the "BRT Loan") in the current principal balance of approximately $6,008,448.79 and approximately $4,901,499.58 in accrued interest as of May 31, 1997, and

     WHEREAS, TRB and BRT wish to sell and Purchaser wishes to acquire the Partnership Interests and the BRT Loan in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Purchase Price. TRB and BRT agree to sell and Purchaser agrees to buy the Partnership Interests and the BRT Loan for a sum equal to the difference (the "Net Price") between $12,500,000 and the outstanding principal balance due under the Dime Mortgage (hereafter defined) as of the Closing Date (hereafter defined) payable as follows:

     $250,000.00 upon the execution and delivery of this Contract of Sale as the Downpayment herein referenced, by check(s) made payable to the order of Commonwealth Land Title Insurance Company ("Escrow Agent"), which sum shall be held in escrow pursuant to the terms hereof; and

     The balance of the Net Price at the Closing, by wire transfer to an account designated by BRT, or by unendorsed certified or bank check made payable to the order of BRT and drawn on a bank that is reasonably acceptable to BRT.

     TRB and BRT have agreed on an allocation of the purchase price between the Partnership Interests and the BRT Loan pursuant to a separate agreement.

     2. Escrow. Concurrently with the execution of this Contract of Sale, Purchaser has delivered to Escrow Agent, a check(s) (subject to collection) in the amount of $250,000.00 as the downpayment (the "Downpayment"). Escrow Agent shall deposit the Downpayment into an interest-bearing account(s) maintained at a federally insured financial institution(s). Escrow Agent shall deliver the Downpayment in accordance with this Contract of Sale, or a joint instruction signed by TRB, BRT and Purchaser, or separate instructions of like tenor signed by TRB, BRT and Purchaser, or a final judgment of a court of competent jurisdiction. Escrow Agent hereby is authorized and directed to deliver the Downpayment to BRT if, as and when title closes. Escrow Agent at any time may deposit the Downpayment with a court of competent jurisdiction, and upon notice to TRB, BRT and Purchaser of such deposit, Escrow Agent shall have no further responsibility or liability hereunder. Escrow Agent may act upon any instruction or other writing believed by Escrow Agent in good faith to be genuine and to be signed or presented by the proper persons. Except as otherwise noted herein, any interest or income thereon shall be paid to the party entitled to receive the Downpayment; provided that if BRT shall receive the interest at Closing, such interest shall serve as a credit against the purchase price. It is understood and agreed that if a check for any portion of the Downpayment shall fail to clear then Escrow Agent shall deliver the portion, if any, of the Downpayment that shall have cleared (together with any interest earned thereon) to BRT and this Contract shall terminate and neither party shall have any further obligations hereunder to the other except that BRT shall be permitted to attempt to collect from Purchaser on the check that shall have failed to clear by commencing litigation or otherwise as provided for by law.

     TRB, BRT and Purchaser acknowledge that Escrow Agent is merely a stakeholder, and that Escrow Agent shall not be liable for any act or omission unless taken or suffered in bad faith, in willful disregard of this Contract of Sale or involving gross negligence. Escrow Agent shall not be liable for the failure of the institution(s) in which the Downpayment has been deposited or for establishing accounts in excess of applicable guaranty limits. TRB and Purchaser agree to indemnify and hold Escrow Agent harmless from and against any reasonable costs, claims or expenses incurred in connection with the performance of the Escrow Agent's duties hereunder, unless such costs, claims or expenses were occasioned by Escrow Agent's bad faith or its willful disregard of this Contract of Sale.

     Escrow Agent shall not be bound by any agreement between TRB, BRT and Purchaser, whether or not Escrow Agent has knowledge thereof, and Escrow Agent's only duties and responsibilities shall be to hold, and to dispose of, the Downpayment and interest earned thereon in accordance with this Contract of Sale. Escrow Agent may consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect to any action taken or omitted by Escrow Agent hereunder in good faith and in reliance upon such opinion.

     All instructions or notices given to the Escrow Agent shall be in writing and delivered in accordance with the requirements of this Contract of Sale. For purposes of this paragraph, such instructions and notices shall be deemed delivered on the date of delivery, if by hand, or on the date of mailing if mailed, except that no instruction or notice to Escrow Agent shall be deemed effectively delivered to Escrow Agent until actual receipt thereof by Escrow Agent.

     3. Sale is "AS IS". A. Stobba is the owner of fee title to the parcels of land, and the 88 residential condominium units (together with an undivided interest in related common elements, which includes 3 air rights parcels, relating to such condominium units) together with the improvements thereon located at 2nd and South Streets, Philadelphia, Pennsylvania and more particularly described on Exhibit A attached hereto (the "Premises").

     B. It is understood that the Partnership Interests and the BRT Loan shall be delivered "AS IS" without warranty or representation except solely as set forth in this Contract of Sale. TRB represents and warrants that it has not pledged the Partnership Interests. BRT represents and warrants that it has not assigned or pledged the BRT Loan. Purchaser acknowledges that, except as herein specifically set forth, neither TRB, BRT nor any of their representatives, employees, officers, attorneys or agents has made any representations or warranties as to the physical condition, state of repair, tenancy, income, expenses or operation of the Premises, the building within which they are located or the financial condition, income or expenses of Stobba or the condominium association or the enforceability of the BRT Loan. Neither TRB nor BRT shall be liable for any latent or patent defects in the Premises. Purchaser acknowledges that it has not relied on any representations (except those specifically set forth herein), warranties or "broker set-ups" in its decision to acquire the Premises in accordance with the terms hereof. In particular, except as herein specifically set forth, TRB and BRT are unwilling to make any representations or warranties in respect of (i) the physical condition of the Premises or the building in which it is a part, (ii) the compliance or non-compliance of the Premises with applicable laws (including, without limitation, those relating to the protection of the environment), (iii) the revenues, income or expenses of Stobba, the condominium association or the Premises, (iv) the adequacy or inadequacy of the utilities, if any, provided to the Premises, (v) the zoning of the Premises, (vi) the enforceability of the BRT Loan or (vi) any other matter concerning the Premises, the condominium association, the BRT Loan, the Partnership Interests or Stobba.

     C. Purchaser acknowledges that TRB has informed Purchaser of certain physical problems that have existed in respect of the Premises and the building in which the Premises is contained. TRB states that it has caused repairs to the physical elements of the Premises to be made at a cost in excess of
$2,000,000.00 in order to remedy the physical problems. It is expressly understood and agreed that TRB makes no representation or warranty that such repairs have been fully successful in correcting all physical problems at the Premises. Purchaser further acknowledges that TRB has advised Purchaser that in connection with such physical problems TRB commenced litigation (the "Litigations") against Strescon Industries, Inc. ("Strescon"), Abbotts Building Corp., Bernard Schwartz and Associates and Irving Shapiro. TRB has settled the Litigation with Strescon. Notwithstanding anything to the contrary set forth herein, Purchaser acknowledges and agrees that the sale contemplated hereby shall not include Stobba's rights in respect of the remaining Litigations, which rights shall be assigned to TRB on or before the Closing Date and that TRB shall retain the right to proceed with the remaining Litigations and to retain any and all proceeds from the remaining Litigations. In connection with the required work, Stobba lent the condo association certain sums pursuant to an Agreement dated May 2, 1995 between Stobba and Abbotts Square Condominium Association (the "Condo Note"). Purchaser acknowledges and agrees that the sale contemplated hereby shall not include Stobba's rights in respect of the Condo Note, which rights shall be assigned to TRB on or before the Closing Date; provided that simultaneously with the Closing TRB shall grant to Purchaser a pari passu participation interest in the Condo Note in a percentage amount equal to the percentage of the overall condominium association that is attributable to the Premises. The participation agreement shall provide that (i) TRB shall be the party solely able to make decisions in respect of the enforcement of the Condo Note, without liability of any sort except for its bad faith acts, (ii) amendments to the Condo Note shall require the consent of both TRB and Purchaser, (iii) Purchaser's participation interest shall serve as collateral security to TRB if Purchaser shall default in making its assessments or other payments toward its portion of the Condo Note as the owner of the Premises and
(iv) shall otherwise be reasonably acceptable to TRB and Purchaser.

     D. Purchaser acknowledges that it (or its principal if Purchaser shall be other than a real person) is sophisticated in real estate transactions and that it has been advised by counsel and others of its choosing. Purchaser further acknowledges that it is being advised in this transaction by Eric Blumenfeld ("Eric") who (i) is a current partner in Stobba, (ii) along with his brother David Blumenfeld ("David") and their father Jack Blumenfeld ("Jack") was the developer of the entire development, (iii) is familiar with the construction and operations of the Premises, (iv) is intended to be the principal of the managing agent that Purchaser has determined to manage the Premises upon Purchaser's acquisition of the Premises, and (v) is a principal in the Friday's restaurant and the Laugh Club which are tenants at the Premises. Purchaser acknowledges that Eric is acting on his own behalf in this transaction and not on behalf of TRB or BRT. Purchaser agrees that (i) it will not enter into any agreement to acquire the partnership interests of any other partner in Stobba other than TRB and BRT or actually acquire same prior to or on the Closing Date and (ii) it will not enter into any agreement to amend the provisions of the partnership agreement of Stobba prior to the Closing Date or enter into such an amendment on the Closing Date (other than a ministerial amendment to refer to the change in general partners). Purchaser hereby agrees to indemnify, defend and hold harmless Seller from and against any all costs, claims, losses, liabilities, taxes or other detriments that Seller may incur as a result of Purchaser's breach of the foregoing sentence. The preceding two sentences shall survive the Closing Date.

     E. Purchaser acknowledges that it and its advisors will be afforded sufficient opportunity to investigate the financial condition of the Premises and Stobba and the physical condition of the Premises and Purchaser acknowledges that it will rely on its review, and not any representations or warranties of TRB or BRT except as specifically set forth in this Contract of Sale, in making its determination to enter into this Contract of Sale to acquire the Partnership Interests and/or the BRT Loan.

     F. TRB warrants and represents that set forth on Exhibit B attached hereto is a list of all employees of Stobba and all service and maintenance contracts for the Premises that are not terminable on thirty (30) days' notice. TRB makes no representation regarding the employees and service and maintenance contracts for the condominium association or the Premises. TRB agrees not to cause Stobba to enter into any new service contracts following the date hereof which are not terminable on thirty (30) days' notice.

     G. TRB warrants and represents that it has paid all brokerage commissions due through the date hereof and that, except as noted on Exhibit C, and that to TRB's knowledge there are no brokerage fees to be due upon the extension and/or expansion of existing commercial leases at the Premises. Purchaser agrees to pay such brokerage commissions as and when due following Closing.

     H. Except for actions or claims which TRB believes will be adequately covered for by insurance, TRB has no knowledge of any litigation pending or any material litigation threatened against Stobba or the Premises other than as set forth on Exhibit D.

     I. TRB represents and warrants that to its knowledge, it has not receive any written notices of violations of applicable law affecting the Premises.

     J. Each of TRB and BRT represent and warrant that it is not a "foreign person" as such term is used in Section 1445 of the Internal Revenue Code of 1986, as amended.

     K. Except as may be set forth in residential lease files or in the partnership agreement for Stobba, TRB warrants and represents that there are no outstanding agreements, options, rights of first refusal, conditional sales agreements or other similar arranges currently in effect regarding the sale of the Partnership Interests and/or the Premises.

     4. Leases and Other Agreements. A. TRB agrees to provide to Purchaser access during normal business hours through the Due Diligence Period to review and examine all of Stobba's lease and other files regarding the occupancy of the Premises.

     B. On or after the Due Diligence Period, TRB agrees that if any rentable space at the Premises is or shall become vacant, the same shall not be relet (nor shall any extension, amendment or modification to any existing lease be made) without the prior approval of Purchaser, which approval shall not be unreasonably withheld (and which approval shall be deemed given in respect of new leases or amendments entered into during the Due Diligence Period for which TRB has provided Purchaser knowledge). If Purchaser shall agree to a new lease or extension, amendment or modification to an existing lease, Purchaser shall reimburse TRB at Closing (or pay directly, if not yet paid) for all reasonable third party costs incurred by TRB and/or Stobba in connection with such new lease or extension, amendment or modification to an existing lease including, without limitation, brokerage fees and renovation costs; provided that such reimbursement shall be equitably prorated to offset the benefits, if any, that are attributable to the pre-Closing period. TRB agrees to give to Purchaser an estimate of amount of the items to be reimbursed in TRB's request for approval under this Subparagraph. TRB shall give Purchaser prompt notice of new leases or amendments to existing leases made during the Due Diligence Period.

     C. TRB agrees to use its reasonable efforts (but in no event shall TRB be required to commence or threaten litigation) to attempt to obtain estoppel certificates from each commercial tenant prior to the Closing Date. If TRB shall have been unable to obtain by the Closing Date estoppel certificates from sufficient commercial tenants to represent 60% of the scheduled rent to be paid by all commercial tenants (which must include Boston Chicken, Thrift Drugs, Chef's Market and Wawa), then Purchaser shall have the option of (i) terminating this Contract of Sale and receiving its Downpayment with the interest thereon back in which case the parties shall have no further rights or obligations against each other or (ii) to close on its acquisition of the Partnership Interests and pay in full the purchase price without claim against TRB.

     5. Title. A. During the Due Diligence Period Purchaser shall be free, at its cost and expense to review the status of title to the Premises. TRB agrees that it will not and it will not cause Stobba to further encumber title following the date hereof. If, prior to the Closing Date, Purchaser shall notify TRB in writing of any title encumbrance not intentionally placed on the Premises by TRB or Stobba, then Purchaser shall have the option of either terminating this Contract of Sale (in which event the Downpayment with interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other) or to allow TRB to attempt to cure such defect(s). TRB shall be entitled, at its option, to extensions of the Closing Date (hereafter defined) for up to ninety (90) days in the aggregate to attempt to cure such defect(s). If Purchaser shall have elected to allow TRB to attempt to cure such defects and should TRB not cure such defect(s) regardless of the reason, then Purchaser shall have the option (exercisable within ten (10) days of TRB's notification thereof to Purchaser), to close on its purchase of the Partnership Interests in accordance with the terms hereof with no abatement or offset. If Purchaser shall not have timely exercised its option set forth in the preceding sentence, then this Contract of Sale shall terminate, the Downpayment together with interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other.

     B. At the Closing, BRT shall assign the BRT Loan to Purchaser or its designee on a completely non-recourse basis and without any representation or warranty whatsoever except solely that (i) BRT is the then sole owner of the BRT Loan and (ii) that BRT has not pledged or sold a participation interest in the BRT Loan.

     6. Effect of the Closing. The acceptance of an assignment of the Partnership Interests and an assignment of the BRT Loan by Purchaser shall constitute and be deemed and considered full compliance by TRB and BRT of all the terms and conditions of this Contract of Sale on the part of TRB or BRT to be performed. It is further expressly agreed that none of the provisions of this Contract of Sale shall survive the delivery and acceptance of such assignment, except insofar as may herein otherwise be expressly and specifically provided.

     7. Inspection. A. At Purchaser's cost and expense, Purchaser and its advisors shall be permitted to inspect the Premises for structural integrity, compliance with applicable laws, to perform an environmental audit of the Premises, to review the historical and projected financial information relative to the operations of the Premises, to review the enforceability of the BRT Loan, and any such other matters as Purchaser shall deem significant (the "Inspections"). As part of the Inspections, TRB agrees to provide access to Purchaser during normal business hours through the Due Diligence Period to all of TRB's records regarding the Premises and Stobba except solely for those files, if any, related to the remaining Litigations and upon advice of litigation counsel should remain confidential. TRB also agrees to promptly upon request provide copies of such documentation that are not located at the Premises as Purchaser shall reasonably request. Purchaser agrees to indemnify and hold harmless TRB from any damage to person or property that may be caused by the Inspections. Purchaser shall have until June 30, 1997 with time being of the essence (the "Due Diligence Period") to notify TRB of any defects or issues raised by the Inspections that Purchaser is not satisfied with. Purchaser shall not conduct borings or other invasive tests without the prior written consent of TRB and if TRB shall deny such request then Purchaser shall have the option of terminating this Contract of Sale (in which event the Downpayment with interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other) by sending notice thereof within ten (10) days of TRB's denial. BRT agrees to reasonably cooperate with Purchaser in connection with Purchaser's investigation of the BRT Loan.

     B. Purchaser is hereby notified that residential dwellings built prior to 1978 may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase of the Premises (the "Lead-Based Paint Inspection"; the Inspections together with the Lead-Based Paint Inspection being hereby collectively referred to as the "Inspections"). Purchaser acknowledges that it has read and understood the lead warning statement above and has received the Lead Hazard Information Pamphlet Protect your Family From Lead in Your Home. Purchaser shall have the Due Diligence Period to notify TRB of any defects or issues raised by the Lead-Based Paint Inspection that Purchaser is not satisfied with.

     C. If Purchaser is dissatisfied in its sole discretion with the results of the Inspections, then Purchaser shall have the option (exercisable by sending written notice thereof during the Due Diligence Period) of terminating this Contract of Sale in which event the Downpayment with interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other. If Purchaser shall fail to timely give notice of its desire to terminate this Contract of Sale pursuant to the previous sentence, with time being of the essence, then: (i) the conditions set forth in Subparagraphs 7A and 7B shall be deemed satisfied and waived by Purchaser, (ii) Purchaser shall be deemed satisfied with the Inspections, and (iii) Purchaser shall close as otherwise required under this Contract of Sale.

     D. TRB agrees to reasonably cooperate with Purchaser in connection with the Inspections and to provide reasonable access to the Premises in connection therewith subject, however, to the provisions of any leases in effect for the Premises.

     E. If Purchaser shall terminate this Contract of Sale pursuant to this Paragraph 7, Purchaser agrees to promptly thereafter give to TRB and BRT promptly a copy of any written reports it may have received as a result of the Inspections.

     8. Financing. PURCHASER'S OBLIGATIONS HEREUNDER ARE NOT CONDITIONED ON PURCHASER BEING ABLE TO SECURE FINANCING FOR ALL OR ANY PORTION OF THE PURCHASE PRICE; provided that the fact that this Contract of Sale is not conditioned on financing shall not be deemed to restrict Purchaser's rights to terminate this Contract of Sale during the Due Diligence Period pursuant to Paragraph 7 hereinabove. Purchaser acknowledges that the Premises is currently encumbered by a first mortgage (the "Dime Mortgage") in favor of the Dime Savings Bank (the "Lender"). Purchaser acknowledges that it has received a copy of the note and other loan documents in connection with the Dime Mortgage. Purchaser shall be entitled to close on its acquisition of the Partnership Interests with the Dime Mortgage remaining on the Premises provided that Purchaser delivers to TRB and BRT on or before the Closing Date an instrument of Lender (in form and substance satisfactory to TRB and BRT) that Lender has approved the sale of the Partnership Interests and the BRT Loan and that following the Closing, Lender shall release TRB, BRT and their affiliates from any and all liability under the Dime Mortgage or otherwise in respect of the Premises. If such letter is not obtained, Purchaser shall nonetheless be obligated to close hereunder but shall be required to pay in cash the full purchase price plus any prepayment or other costs associated with the repayment of the Dime Mortgage, and TRB will have the Dime Mortgage satisfied at Closing. The parties agree that Purchaser shall pay all of the costs to Lender or otherwise associated with the transfer of the Partnership Interests and the BRT Loan (including, without limitation, application fees, prepayment fees, assumption fees, third party report fees, legal fees, title charges, survey fees and any other payment required to be made on account of the contemplated transfer of the Partnership Interests or BRT Loan prior to or at the Closing (as required by the Lender)).

     9. Authorization of Purchaser, TRB and BRT. A. If Purchaser shall be a corporation, partnership or other entity, Purchaser warrants and represents that it was duly organized and is in good standing in its jurisdiction of organization and that it is in good standing in the State in which the Premises is located. Purchaser warrants and represents that it has the authority to enter into this Contract of Sale and agrees to supply to TRB such information as TRB may require (such as its certificate of incorporation, by-laws and resolutions adopted by its board of directors if it shall be a corporation) to establish to TRB's reasonable satisfaction the accuracy of the warranties and representations contained in this paragraph. Purchaser represents that its signatory is fully authorized to execute and deliver this Contract of Sale on its behalf.

     B. TRB warrants and represents that it was duly organized and is in good standing in its jurisdiction of organization and that it is in good standing in the State in which the Premises is located. TRB warrants and represents that it has the authority to enter into this Contract of Sale and agrees to supply to Purchaser such information as Purchaser may require (such as its certificate of incorporation, by-laws and resolutions adopted by its board of directors) to establish to Purchaser's reasonable satisfaction the accuracy of the warranties and representations contained in this paragraph. TRB represents that its signatory is fully authorized to execute and deliver this Contract of Sale on its behalf.

     C. BRT warrants and represents that it was duly organized and is in good standing in its jurisdiction of organization. BRT warrants and represents that it has the authority to enter into this Contract of Sale and agrees to supply to Purchaser such information as Purchaser may require (such as its declaration of trust) to establish to Purchaser's reasonable satisfaction the accuracy of the warranties and representations contained in this paragraph. BRT represents that its signatory is fully authorized to execute and deliver this Contract of Sale on its behalf.

     10. Included Property. This sale includes only the Partnership Interests and the rights of TRB in and to Stobba (except as otherwise set forth herein) including, without limitation, its bank accounts and the rights of BRT in and to the BRT Loan. Notwithstanding the foregoing, it is understood that this sale shall not include TRB's rights relating to the Litigations as noted in Paragraph 3C above. It is also understood that this sale shall not include Stobba's rights in respect of an arbitration proceeding currently pending against the Friday's Restaurant (the "Arbitration"), which rights shall be assigned to TRB on or before the Closing Date and that TRB shall retain the right to proceed with the Arbitration and to retain any and all proceeds from the Arbitration.

     11. Closing Costs. A. Purchaser shall pay for all of the costs of closing including its and the Lender's attorneys' fees, title insurance premiums (if any), survey costs and recording charges. The parties anticipate that no state or local transfer or similar tax shall be due and payable in respect of the transactions herein contemplated. However, to the extent that any state or local transfer or similar taxes are due on the transactions contemplated hereby, Purchaser shall pay same. The preceding sentence shall survive the Closing.

     B. Real property taxes for the Premises, escrow accounts with the Lender, rents actually paid, interest on the Dime Mortgage, condominium maintenance charges, operating expenses and water/sewer charges shall be equitably adjusted as of the day before the Closing Date; provided, that for tenants that have not yet paid their rent for the month including the Closing Date and that are not in rental arrears for more than the current month, Purchaser shall pay to TRB the pro-rated portion of rent that is due through the day preceding the Closing Date. For rent arrears, the right to collect same shall be assigned to Purchaser at the Closing. All rent received following the Closing Date by Purchaser from tenants in arrears on the Closing Date shall be applied first to current rent, and then to delinquent rent in inverse order of maturity. Purchaser will make a good faith effort after the Closing to collect all rent in the usual course of Purchaser's operations of the Premises, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rent. If the actual taxes shall not have been set by the Closing Date, the apportionment shall be upon the basis of the tax rate for the previous year applied to the latest assessed valuation. TRB (through Stobba) shall be responsible to pay the installments of any special assessments that are due and payable through the Closing Date and the Purchaser (through Stobba) shall be responsible for the installments for the periods following the Closing Date. In addition, Purchaser shall pay to TRB the amount of the funds on hand at Stobba on the Closing Date.

     12. Closing Date. A. The parties agree that the closing (the "Closing") shall occur on a mutually agreeable business day on or before July 29, 1997 (the "Closing Date"). The Closing shall take place at the offices of Escrow Agent or Lender or its counsel. If Purchaser shall have failed or been unable to close on or by the Closing Date, then this Contract shall terminate, neither party shall have any further obligations to the other and TRB shall be entitled to the entire Downpayment and any interest earned thereon. Time is of the essence in respect of all dates set forth in this Paragraph 12A.

     B. Notwithstanding anything contained in this Contract of Sale to the contrary it is understood and agreed that in the event of any default on the part of Purchaser, TRB and BRT agree to look solely to the Downpayment in accordance with the terms hereof as its liquidated damages and waives any claim for specific performance or any other claim either against the Purchaser or against any person disclosed or undisclosed. Notwithstanding anything to the contrary set forth in this Contract of Sale, in the event TRB and/or BRT shall default hereunder Purchaser's sole right shall be to either recover its Downpayment with interest thereon (together with Purchaser's reasonable and actual out of pocket expenses incurred to third parties in connection with this Contract of Sale) or to seek specific performance of this Contract, with it being understood that neither TRB or BRT shall not be liable for consequential damages hereunder. The parties acknowledge that the amount of damages of the parties occasioned by a default of one of the parties hereunder would be difficult or impossible to accurately predict and the parties, after consultation with counsel of their own choosing, agree that the remedies provided for in this paragraph are reasonable.

     13. Closing Documents. A. TRB or BRT, as applicable, agree to execute and deliver to Purchaser on the Closing Date all documents, in form reasonably satisfactory to Purchaser, necessary to effectuate the provisions hereof including, without limitation:

     a. An assignment and assumption of the Partnership Interests which shall include an indemnity by Purchaser to TRB of all liabilities TRB may have due to it having been the general partner of Stobba through the Closing Date excepting those items for which TRB would have been liable for if TRB would have caused Stobba to sell the Premises directly to Purchaser and then caused the dissolution of Stobba (the "Assignment").

     b. A notice of sale to the other partners of Stobba.

     c. An amended certificate of limited partnership of Stobba indicating the substitution of Purchaser for TRB as general partner together with such other matters as TRB and Purchaser shall deem appropriate.

     d. A mutual release between TRB and BRT on the one hand and Eric, David and Jack, and their related entities on the other, in form reasonably satisfactory to TRB and BRT (the "Mutual Release"), except that the Mutual Release shall not contain a release from TRB and BRT in favor of Jack in respect of the remaining Litigations.

     e. Authorizations or other appropriate forms or documents necessary to change the signatories on Stobba's bank accounts from TRB to Purchaser.

     f. A signed copy of the participation agreement, to be in form reasonably satisfactory to TRB and Purchaser, relating to the Condo Note.

     g. The original loan documents for the BRT Loan, or if the originals are not located, then a copy certified as being true and correct, together with an assignment of same, in recordable form and without representation or warrant except solely that BRT has not sold or pledged the BRT Loan.

     h. To the extent in TRB's possession, the books and records of Stobba.

     i. Such other documents that shall reasonably be required to consummate the transactions herein contemplated.

     B. Purchaser agrees to execute and deliver to TRB or BRT, as applicable, on the Closing Date all documents, in form reasonably satisfactory to TRB and BRT, necessary to effectuate the provisions hereof including, without limitation:

     a. The balance of the cash portion of the purchase price referred to hereinabove.

     b. The Assignment.

     c. The assumption documents relative to the Dime Mortgage.

     d. The Mutual Release.

     e. A signed copy of the participation agreement, to be in form reasonably satisfactory to TRB and Purchaser, relating to the Condo Note.

     f. The written consent to the transactions contemplated hereby by all partners in Stobba other than TRB and BRT.

     g. Such other documents that shall reasonably be required to consummate the transactions herein contemplated.

     14. Pre-Closing Obligations of TRB. Between the date hereof and the Closing Date, TRB shall:

     a. Cause Stobba to keep the Premises and all parts thereof in the same state of repair and condition as they are currently in (including making ordinary repairs and replacements) reasonable wear and tear excepted; provided that nothing in this Contract shall require TRB to expend more than $20,000.00 in the aggregate on repairs and/or replacements to the Premises unless the item to be repaired is covered by insurance but then subject to the provisions of Paragraph 16 below.

     b. Furnish Purchaser with such information and accounts with respect to the operation and maintenance of the Premises or Stobba as Purchaser shall reasonably request.

     c. Not withdraw, settle or compromise any reduction proceeding affecting real estate taxes assessed against the Premises without the prior consent of Purchaser which consent shall not be unreasonably withheld or delayed. Any future refunds and fees of third party tax consultants shall be prorated between Purchaser and TRB as of the Closing Date. This Paragraph 14(d) shall survive the Closing and the delivery of the deed.

     d. Subject to the leases for the Premises, permit Purchaser or its representatives access to the Premises, upon reasonable prior notice and at reasonable times.

     15. Condemnation. A. As of the date hereof, TRB has no knowledge of any pending or contemplated condemnation proceedings affecting the Premises or any part thereof.

     B. If prior to the Closing, all of the Premises shall be taken by condemnation, eminent domain or deed in lieu thereof, this Contract of Sale shall be automatically terminated, the Downpayment together with any interest thereon shall be returned to Purchaser and thereupon neither party shall have any further liability or obligation to the other. If prior to the Closing date, a portion, but less than all, of the Premises shall be taken by condemnation, eminent domain or deed in lieu thereof, which shall have a material, adverse financial impact on the value or use of the Premises then Purchaser or TRB may, at either's option, terminate this Contract of Sale by sending written notice thereof within thirty (30) days of such condemnation or other taking, in which event the Downpayment and the interest thereon shall be returned to Purchaser and thereupon neither party shall have any further liability or obligations to the other. For purposes hereof, a partial condemnation or other taking shall be deemed material only if same shall result in cancellation of leases and/or reductions in rents under leases in the aggregate resulting in the loss of five percent (5%) or more of the aggregate rents currently provided for in the most recent rent roll for the Premises. If this Contract of Sale is not terminated Purchaser shall (a) accept title to the Premises subject to the condemnation or other taking, and (b) pay in full the purchase price and on the Closing Date the net proceeds of the award or payment (after payment of all actual collection costs) shall be assigned by TRB to Purchaser and net monies theretofore received by TRB in connection with such condemnation or other taking shall be paid over to Purchaser or allowed as a credit against the purchase price hereunder (unless previously used by TRB in connection with the repair of the Premises in connection therewith). This Paragraph shall govern to the extent inconsistent with any applicable law.

     16. Casualty. A. The risk of loss or damage or destruction to the Premises by fire or other casualty is assumed by TRB until the Closing, but, except as specifically set forth in this Paragraph, TRB shall not be obligated to repair or replace any such loss or damage. In the event of fire or other casualty, TRB shall have thirty (30) days to notify Purchaser whether it intends to rebuild the Premises, but if TRB shall fail to notify Purchaser of its election within such thirty (30) day period TRB shall be deemed to have elected not to rebuild. If TRB elects (or is deemed to have elected) not to repair or replace any such loss or damage to the Premises then both TRB and Purchaser shall have the option of declaring this Contract of Sale terminated within thirty (30) days of TRB's election not to rebuild, in which event TRB or Purchaser (as the case may be) shall instruct Escrow Agent to refund to Purchaser, with the interest earned thereon, the Downpayment whereupon this Contract of Sale and all rights of Purchaser hereunder and to the Premises shall terminate and neither TRB nor Purchaser shall have any further claim against the other; provided that if neither party shall have elected to terminate this Contract as aforesaid then Purchaser shall close title in accordance with this Contract and pay in full the Purchase Price, without any abatement thereof or claim against TRB for such loss or damage, and accepting an assignment, without recourse, of TRB's rights, if any, to any payments to be made under any applicable hazard insurance policies, if any, together with any payments under such policies made to TRB prior to the Closing not expended to repair or replace such loss, damage or destruction. If TRB elects to repair or replace any such loss or damage, TRB shall be entitled to reasonable adjournments of the Closing Date in which to perform the work, not exceeding one hundred twenty (120) days in the aggregate. If TRB elects to repair or replace any such loss or damage to the Premises and if such loss or damage is not repaired (substantial completion thereof) prior to the Closing Date, as adjourned by TRB pursuant to this Paragraph, Purchaser shall have the option of: (a) declaring this Contract of Sale terminated, in which event TRB or Purchaser shall instruct Escrow Agent to refund to Purchaser, with the interest earned thereon, the Downpayment whereupon this Contract of Sale and all rights of Purchaser hereunder and to the Premises shall terminate and neither TRB nor Purchaser shall have any further claim against the other or (b) closing title in accordance with this Contract of Sale and paying in full the Purchase Price, without any abatement thereof or claim against TRB for such loss or damage, and accepting an assignment, without recourse, of TRB's rights, if any, to any payments to be made under any applicable hazard insurance policies for work not yet completed, together with any payments under such policies made to TRB prior to the Closing not expended to repair or replace such loss, damage or destruction. Notwithstanding the foregoing, if the cost of the repairs and replacements is less than $25,000, as determined by an independent third party professional chosen by TRB and acting reasonably, Purchaser shall close title with a credit against the purchase price in such amount which shall not exceed $25,000 and TRB shall retain the rights to the insurance proceeds, if any, in respect of such casualty. This Paragraph shall govern to the extent inconsistent with any applicable law.

     B. If TRB receives a notice or request from any insurance company or Board of Fire Underwriters (or other organization exercising functions similar thereto) requesting the performance of any work or alteration in respect of the Premises prior to the Closing Date, it agrees to promptly send same to Purchaser and to attempt in good faith to comply therewith; provided, however, that in the event compliance shall cost more than $10,000.00 then TRB shall have the option not to so comply, in which event Purchaser shall have the option to either close on its acquisition of the Premises with a $10,000.00 credit against the purchase price or to rescind this Contract of Sale and in such case the Downpayment with interest thereon shall be returned to Purchaser and thereafter the parties shall have no further obligation to each other.

     17. Assignment. Purchaser will not, without the prior written consent of TRB and BRT (which consent may be withheld in TRB's and BRT's absolute discretion), sell, assign or transfer its interest in this Contract of Sale. The sale of more than a 50% interest in Purchaser (if Purchaser shall be other than a natural person) shall be deemed an assignment requiring the consent of TRB as set forth in the preceding sentence. Notwithstanding the foregoing, (i) Purchaser shall be permitted to assign its rights under this Contract of Sale to an entity in which Purchaser (or its principals) shall own at least a 50% interest in and (ii) the BRT Loan and the Partnership Interests shall be acquired by two distinct entities although both shall be affiliated with Purchaser.

     18. Brokers. The parties each represents and warrants that: (i) it has not dealt with any broker in respect of the sale of the Premises to Purchaser and
(ii) no broker brought the Premises to the attention of the Purchaser or was otherwise involved in the Purchaser's interest in the Premises. Each party shall indemnify, defend and hold harmless the other for any claims which would constitute a breach of the foregoing representations and warranties. Purchaser acknowledges that TRB has advised it that Stobba has been negotiating to lease space for a Hollywood Video store and Purchaser acknowledges that there is in effect a brokerage agreement with Majestic Affiliates, Inc. (an affiliate of TRB) concerning this potential transaction, which brokerage agreement with survive the Closing and remain an obligation of Stobba for which Purchaser agrees to cause Stobba to fulfill. The provisions of this Paragraph shall survive the Closing or the other termination of this Contract of Sale.

     19. Management/Control. TRB agrees at Closing to deliver a letter from each employee of TRB indicating their resignation as a director and officer of the condominium association effective on the Closing Date. The Premises and the condominium association are currently managed by Majestic Rose Corp. ("Majestic"), which is an affiliate of TRB. TRB shall cause Majestic to resign as manager of the Premises effective the Closing Date and to resign as manager of the condominium association at the discretion of Purchaser or the condominium association. TRB makes no representation or warranty that Purchaser's designee shall be appointed by the condominium association as its managing agent.

     20. Miscellaneous. A. If any party shall be required to employ an attorney to enforce or defend the rights of such party, the prevailing party shall be entitled to recover reasonable attorneys' fees.

     B. This Contract of Sale contains the complete agreement between the parties, supersedes all prior agreements (oral or written) and no term hereof may be waived or amended except by the written agreement of the party to be charged by such waiver or amendment. This Contract of Sale has been negotiated and shall not be construed against its drafter. The parties agree that there are no oral agreements, understandings, representations or warranties which are not expressly set forth herein.

     C. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or sent by United States registered or certified mail, return receipt requested, or sent by Federal Express, United Parcel Service or other reputable overnight delivery service, to TRB (for the attention of Jeffrey A. Gould) at its address set forth above with a copy to Mark H. Lundy, Esq., Brinberg & Lundy, Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 and a copy to Philip B. Korb, Esq., Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, or at such other addresses as it may designate by notice hereunder and to Purchaser at its address set forth above with a copy to Jack D. Weiner, Esq., Fineman & Bach, P.C., 1608 Walnut Street, Nineteenth Floor, Philadelphia, Pennsylvania 19103, or at such other addresses as it may designate by notice hereunder.

     D. The respective attorneys for TRB and Purchaser are authorized to give and receive any notices required or permitted to be sent hereunder and are permitted to agree on adjournments of the Closing Date.

     E. This Contract of Sale shall not be binding until executed and delivered by TRB and Purchaser. Once fully executed and delivered, this Contract of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     F. This Contract of Sale shall be governed by and construed in accordance with the laws of the State in which Stobba was formed.

     G. Purchaser agrees to make the checks or wire payments for the Purchase Price to such parties as TRB and BRT shall direct.

     H. If any provision hereof shall be deemed unenforceable, the remaining terms of this Contract of Sale shall be unaffected thereby and shall remain in full force and effect.

     I. The headings herein are for reference purposes only and shall not be deemed to affect the interpretation of this Contract of Sale.

     J. The parties acknowledge that this Contract of Sale has been negotiated and that each party has been represented by counsel of its choosing and that therefor there shall be no presumption against the party that undertook the drafting of the original version of this Contract of Sale.

     K. TRB represents that Stobba has not yet finalized the 1996 federal and any require state income tax returns. TRB agrees to cause Stobba to finalize and file same prior to Closing and to promptly thereafter give a copy of such returns to Purchaser but in any event by June 13, 1997. In the event the Closing shall occur, Purchaser agrees to cause Stobba to prepare and file the required returns for 1997 on or before the date due without penalty and to send to TRB the appropriate K-1 within the required time frames. This paragraph shall survive the Closing.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Contract of Sale as of the date first hereinabove written.

Tax ID #__________________ TRB ABBOTTS CORP.


                                  By:_______________________________
                                  Name:_____________________________
                                  Title:____________________________

                  [signatures continue on following page]

Tax ID #__________________ BRT REALTY TRUST

                                  By:_______________________________
                                  Name:_____________________________
                                  Title:____________________________




Tax ID #__________________ LUBERT ADLER REAL ESTATE OPPORTUNITY FUND, L.P.

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________


                           Commonwealth Land Title Insurance Company, solely in its capacity as Escrow Agent

                                  By:_______________________________
                                  Name:_____________________________
                                  Title:____________________________

                                EXHIBIT A

                             Legal Description

                                EXHIBIT B

                        Employees/Service Contracts

1.       Cable/satellite television agreement with Mid-Atlantic Cable
2.       Air conditioning service agreement with O'Reilly Servicing Corp.
3.       Rubbish removal contract with Santangelo Hauling, Inc.
4.       Elevator maintenance contract with Jenkins Elevator Company, Inc.

Copies of each of the foregoing have previously been delivered to Purchaser.

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                                EXHIBIT C

                       Future Brokerage Obligations

None.

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                                 EXHIBIT D

                               Litigation

None.
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